                                                                   EXHIBIT 10.2


                             WASTE CONNECTIONS, INC.
                             1997 STOCK OPTION PLAN


1.    PURPOSE.

      The purpose of the Plan is to provide a means for the Company and any Subsidiary, through the grant of Incentive Stock Options and Nonqualified Stock Options to selected Employees, Consultants and Directors, to attract and retain persons of ability as Employees, Consultants and Directors, and to motivate such persons to exert their best efforts on behalf of the Company and any Subsidiary.

2.    DEFINITIONS.

      (a)   "BOARD" means the Company's Board of Directors.

      (b) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

      (c) "COMMITTEE" means a committee appointed by the Board in accordance with section 4(b) of the Plan.

      (d)   "COMPANY" means Waste Connections, Inc., a Delaware corporation.

      (e) "CONSULTANT" means any person, including an advisor, engaged by the Company or a Subsidiary to render consulting services and who is compensated for such services; provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

      (f) "CONTINUOUS STATUS AS AN EMPLOYEE, CONSULTANT OR DIRECTOR" means the employment or relationship as a Consultant or Director is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Consultant or Director shall be considered interrupted in the case of (i) any leave of absence approved by the Board, including sick leave, military leave or any other personal leave, or (ii) transfers between locations of the Company or between the Company and a Subsidiary or their successors.

      (g)   "DIRECTOR" means a member of the Company's Board.

      (h) "DISABILITY" means permanent and total disability within the meaning of section 422(c)(6) of the Code.

      (i) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Subsidiary of the Company. Neither service as a Consultant or a Director nor receipt of a director's fee from the Company shall be sufficient to constitute "employment" by the Company.

      (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      (k) "INCENTIVE STOCK OPTIONS" means Options that are intended to qualify as incentive stock options within the meaning of section 422 of the Code.

      (l) "NON-EMPLOYEE DIRECTOR" means a Director who satisfies the requirements established from time to time by the Securities and Exchange Commission for non-employee directors under Rule 16b-3.

      (m) "NONQUALIFIED STOCK OPTIONS" means Options that are not intended to qualify as Incentive Stock Options.

      (n) "OFFICER" means a person who is an officer of the Company or a Subsidiary within the meaning of section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

      (o) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

      (p) "OPTIONEE" means an Employee, Consultant or Director who holds an outstanding Option.

      (q) "OPTIONS" means, collectively, Incentive Stock Options and Nonqualified Stock Options.

      (r) "OUTSIDE DIRECTOR" means a member of the Board who satisfies the requirements established from time to time for outside directors under section 162(m) of the Code.

      (s)   "PLAN" means this Waste Connections, Inc., 1997 Stock Option Plan.

      (t) "RULE 16B-3" means Rule 16b-3 under the Exchange Act or any successor to Rule 16b-3, as amended from time to time and as in effect when discretion is being exercised with respect to the Plan.

      (u)   "SECURITIES ACT" means the Securities Act of 1933, as amended.

      (v)   "STOCK" means the Common Stock of the Company.

      (w) "SUBSIDIARY" means any corporation that at the time an Option is granted under the Plan qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in section 424(f) of the Code, or any similar provision hereafter enacted.

      (x) "TEN PERCENT SHAREHOLDER" means an individual who, at the time of an Option grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company.

3.    SHARES SUBJECT TO THE PLAN.

      Subject to adjustment as provided in section 6 for changes in Stock, the Stock that may be sold pursuant to Options shall not exceed in the aggregate 1,200,000 shares. That number of shares shall be reserved for Options (subject to adjustment as provided in section 6). If any Option for any reason terminates, expires or is cancelled without having been exercised in full, the Stock not purchased under such Option shall revert to and again become available for issuance under the Plan.

4.    ADMINISTRATION.

      (a) The Plan shall be administered by the Board or, at the election of the Board, by a Committee, as provided in subsection (b). Subject to the Plan, the Board shall:

            (i) determine and designate from time to time those Employees, Consultants and Directors to whom Options are to be granted, and whether the Options granted will be Incentive Stock Options or Nonqualified Stock Options;

            (ii) authorize the granting of Incentive Stock Options, Nonqualified Stock Options or combinations thereof;

            (iii) determine the number of shares subject to each Option and the Exercise Price of each Option;

            (iv) determine the time or times when and the manner in which each Option shall be exercisable and the duration of the exercise period;

            (v) construe and interpret the Plan and the Options, and establish, amend and revoke rules and regulations for the Plan's administration, and correct any defect, omission or inconsistency in the Plan or any Option Agreement in a manner and to the extent it deems necessary or expedient to make the Plan fully effective; and

            (vi) make such other determinations as it may be authorized to make in the Plan and as it may deem necessary and desirable for the purposes of the Plan.

Notwithstanding the foregoing, however, (1) no Option shall be granted after the expiration of ten years from the effective date of the Plan specified in section 9 below, (2) the aggregate fair market value (determined as of the date the Option is granted) of the Stock subject to Options that become exercisable for the first time by any Employee during any calendar year under all Incentive Stock Options of the Company and its Subsidiaries shall not exceed $100,000, and
(3) no person who is not an Employee of the Company or a Subsidiary shall be entitled to receive Incentive Stock Options under the Plan.

      (b) The Board may delegate administration of the Plan to a Committee of the Board. The Committee shall consist of not less than three members appointed by the Board. Subject to the foregoing, the Board may from time to time increase the size of the Committee and appoint additional members, remove members (with or without cause) and appoint new members in substitution therefor, or fill vacancies, however caused. If the Board delegates administration of the Plan to a Committee, the Committee shall have the powers theretofore possessed by the Board with respect to the administration of the Plan (and references in this Plan to the Board shall apply to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

      (c) Notwithstanding anything in this section 4 to the contrary, beginning at such time as the Company first registers a class of equity securities under section 12 of the Exchange Act, all decisions to grant Options shall be made by the Board or by a Committee comprised solely of two or more Directors, each of whom is both a Non-Employee Director and an Outside Director, or shall be made in another manner that satisfies the requirements of Section 16b-3, so that transactions between the Company and any Officer or Director relating to such Options may be exempt from section 16(b) of the Exchange Act.

5.    TERMS AND CONDITIONS OF OPTIONS.

      Each Option granted shall be evidenced by an Option Agreement in substantially the form attached hereto as Annex A or Annex B or such other form as may be approved by the Board. Each Option Agreement shall include the following terms and conditions and such other terms and conditions as the Board may deem appropriate:

      (a) OPTION TERM. Each Option Agreement shall specify the term for which the Option thereunder is granted and shall provide that such Option shall expire at the end of such term. The Board may extend such term; provided that, in the case of an Incentive Stock Option, such extension shall not in any way disqualify the Option as an Incentive Stock Option. The term of any Option, including any such extensions, shall not exceed ten years from the date of grant; provided that, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, such term, including extensions, shall not exceed five years from the date of grant.

      (b) EXERCISE PRICE. Each Option Agreement shall specify the exercise price per share, as determined by the Board at the time the Option is granted; provided that the exercise price of an Incentive Stock Option shall be not less than the fair market value, or if granted to a Ten Percent Shareholder, 110 percent of the fair market value, of one share of Stock on the date the Option is granted, as such fair market value is determined by the Board.

      (c) VESTING. Each Option Agreement shall specify when it is exercisable. The total number of shares of Stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not be, equal). An Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period or any prior period as to which the Option shall have become vested but shall not have been fully exercised. An Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board deems appropriate.

      (d) PAYMENT OF PURCHASE PRICE ON EXERCISE. Each Option Agreement shall provide that the purchase price of the shares as to which such Option may be exercised shall be paid to the Company at the time of exercise either (i) in cash, or (ii) in the absolute discretion of the Board (which discretion may be exercised in a particular case without regard to any other case or cases), at the time of the grant or thereafter, (A) by the withholding of shares of Stock issuable on exercise of the Option or the delivery to the Company of other Stock owned by the Optionee, provided in either case that the Optionee has owned shares of Stock equal in number to the shares so withheld for a period sufficient to avoid a charge to the Company's reported earnings, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of Stock) with the person to whom the Option is granted or to whom the Option is transferred pursuant to section 5(e), or (C) in any other form of legal consideration that may be acceptable to the Board.

      In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement, or if less, the maximum rate permitted by law.

      (e) NONTRANSFERABILITY. An Option shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by the Optionee during his or her lifetime, whether by operation of law or otherwise, other than by will or the laws of descent and distribution applicable to the Optionee, and shall not be made subject to execution, attachment or similar process; provided that the Board may in its discretion at the time of approval of the grant of an Option or thereafter permit an Optionee to transfer an Option to a trust or other entity established by the Optionee for estate planning purposes, and may permit further transferability or impose conditions or limitations on any permitted transferability. Otherwise, during the lifetime of an Optionee, an Option shall be exercisable only by such Optionee.

      (f)   CONDITIONS ON EXERCISE OF OPTIONS AND ISSUANCE OF SHARES.

            (i) SECURITIES LAW COMPLIANCE. The Plan, the grant and exercise of Options thereunder and the obligation of the Company to sell and deliver shares on exercise of Options shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required, in the opinion of the Board. Shares shall not be issued on exercise of an Option until (1) the listing of such shares on any stock exchange on which the Stock may then be listed and compliance with all requirements of such exchange, and (2) the completion of any registration or qualification of such shares under any Federal or state law, including without limitation the Securities Act and the Exchange Act, or any rule or regulation of any government body which the Company determines in its sole discretion to be necessary or advisable.

            (ii) INVESTMENT REPRESENTATION. The Company may require any Optionee, or any person to whom an Option is transferred, as a condition of exercising such Option, to (1) give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the Stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall not apply if (A) the issuance of the Stock on the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act, or (B) counsel for the Company determines as to any particular requirement that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, with the advice of its counsel, place such legends on stock certificates issued under the Plan as the Company deems necessary or appropriate to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Stock.

      (g) EXERCISE AFTER DEATH OF OPTIONEE. If an Optionee dies (i) while an Employee, Consultant or Director, or (ii) within three months after termination of the Optionee's Continuous Status as an Employee, Consultant or Director because of his or her Disability or retirement, his or her Options may be exercised (to the extent that the Optionee was entitled to do so on the date of death or termination) by the Optionee's estate or by a person who shall have acquired the right to exercise the Options by bequest or inheritance, but only within the period ending on the earlier of (1) one year after the Optionee's death (or such shorter or longer period specified in the Option Agreement, which period shall not be less than six months), or (2) the expiration date specified in the Option Agreement. If after the Optionee's death, the Optionee's estate or the person who acquired the right to exercise the Optionee's Options does not exercise the Options within the time specified herein, the Options shall terminate and the shares covered by such Options shall revert to and again become available for issuance under the Plan.

      (h) EXERCISE AFTER TERMINATION OF OPTIONEE'S CONTINUOUS STATUS AS AN EMPLOYEE, CONSULTANT OR DIRECTOR AS A RESULT OF DISABILITY OR RETIREMENT. If an Optionee's Continuous Status as an Employee, Consultant or Director terminates as a result of the Optionee's Disability or retirement, and the Optionee does not die within the following three months, the Optionee may exercise his or her Options (to the extent that the Optionee was entitled to exercise them on the date of termination), but only within the period ending on the earlier of (i) six months after such termination (or such longer period specified in the Option Agreement), or (ii) the expiration of the term set forth in the Option Agreement. If after termination, the Optionee does not exercise his or her Options within the time specified herein, the Options shall terminate, and the shares covered by such Options shall revert to and again become available for issuance under the Plan.

      (i) NO EXERCISE AFTER TERMINATION OF OPTIONEE'S CONTINUOUS STATUS AS AN EMPLOYMENT, CONSULTANT OR DIRECTOR OTHER THAN AS A RESULT OF DEATH, DISABILITY OR RETIREMENT. If an Optionee's Continuous Status as an Employee, Consultant or Director terminates other than as a result of the Optionee's death, Disability or retirement, all right of the Optionee to exercise his or her Options shall terminate on the date of termination of such Continuous Status as an Employee, Consultant or Director. The Options shall terminate on such termination date, and the shares covered by such Options shall revert to and again become available for issuance under the Plan.

      (j) EXCEPTIONS. Notwithstanding subsections (h), (i) and (j), the Board shall have the authority to extend the expiration date of any outstanding Option in circumstances in which it deems such action to be appropriate, provided that no such extension shall extend the term of an Option beyond the expiration date of the term of such Option as set forth in the Option Agreement.

      (k) INCENTIVE STOCK OPTIONS. Each Option Agreement that provides for the grant of an Incentive Stock Option shall contain such terms and conditions as the Board determines to be necessary or desirable to qualify such Option as an Incentive Stock Option within the meaning of section 422 of the Code.

      (l) COMPANY'S REPURCHASE RIGHT. Each Option Agreement may, but is not required to, include provisions whereby the Company shall have the right to repurchase any and all shares acquired by an Optionee on exercise of any Option granted under the Plan, at such price and on such other terms and conditions as the Board may approve and as may be set forth in the Option Agreement. Such right shall be exercisable by the Company after termination of an Optionee's Continuous Status as an Employee, Consultant or Director, whenever such termination may occur and whether such termination is voluntary or involuntary, with cause or without cause, without regard to the reason therefor, if any.

6.    ADJUSTMENTS ON CHANGES IN STOCK.

      (a) If any change in the Stock subject to the Plan or subject to any Option occurs (through stock dividend, dividend in property other than cash, recapitalization, reorganization, reclassification, stock split or reverse stock split, liquidating dividend, combination or exchange of shares, merger or consolidation, any direct or indirect offering of Stock at a price substantially below fair market value, or any similar change affecting the Stock), the Board will appropriately adjust the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of Stock subject to the outstanding Options.

      (b) In the event of (i) a merger or consolidation in which the Company is not the surviving corporation, or (ii) a reverse merger in which the Company is the surviving corporation but the shares of the Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (1) any surviving corporation shall assume any Options outstanding under the Plan or shall substitute similar options for those outstanding under the Plan, or (2) any Options outstanding under the Plan shall continue in full force and effect. If any surviving corporation refuses to assume or continue such Options, or to substitute similar options for those outstanding under the Plan, then such Options shall be terminated if not exercised prior to the merger or reverse merger. If the Company dissolves or is liquidated, any Options outstanding under the Plan shall terminate if not exercise prior to such event.

7.    AMENDMENT OF THE PLAN.

      (a) The Board may from time to time amend or modify the Plan for any reason; provided that the Company will seek shareholder approval for any change if and to the extent required by applicable law, regulation or rule.

      (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to cause the Plan or Incentive Stock Options to comply therewith.

      (c) Rights and obligations under any Option granted before amendment of the Plan shall not be altered or impaired by any amendment, unless the Optionee consents in writing.

8.    TERMINATION OR SUSPENSION OF THE PLAN.

      The Board may suspend or terminate the Plan at any time for any reason. Unless sooner terminated, the Plan shall terminate on the day prior to the tenth anniversary of the earlier of the date the Plan is adopted by the Board or the date the Plan is approved by the Company's shareholders. No Options may be granted under the Plan while the Plan is suspended or after it is terminated. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the written consent of the Optionee.

9.    EFFECTIVE DATE OF THE PLAN.

      The effective date of the Plan shall be determined by the Board, subject to approval by the shareholders of the Company holding not less than a majority of the shares present and voting at an annual or special meeting or by written consent. Notwithstanding the foregoing, if the Plan is approved by the Board prior to such meeting or the giving of such consent, Options may be granted by the Board as provided herein subject to such subsequent shareholder approval.

10.   WITHHOLDING TAXES.

      Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan, the Company shall have the right to require the grantee to remit to the Company an amount sufficient to satisfy any Federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may issue or transfer such shares net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Stock shall be valued on the date the withholding obligation is incurred.

11.   MISCELLANEOUS.

      (a) NO RIGHTS AS SHAREHOLDER. No Optionee, as such, shall have any rights as a shareholder of the Company.

      (b) NO RIGHTS TO CONTINUED EMPLOYMENT OR ENGAGEMENT. The Plan and any Options granted under the Plan shall not confer on any Optionee any right with respect to continuation of employment by the Company or any Subsidiary or engagement as a Consultant or Director, nor shall they interfere in any way with the right of the Company or any Subsidiary that employs or engages an Optionee to terminate the Optionee's employment or engagement at any time.

      (c) COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT. Beginning at such time as the Company first registers a class of equity securities under section 12 of the Exchange Act, the Company intends that the Plan shall comply in all respects with Rule 16b-3. If after such time any provision of this Plan is found not to be in compliance with Rule 16b-3, that provision shall be deemed to have been amended or deleted as and to the extent necessary to comply with Rule 16b-3, and the remaining provisions of the Plan shall continue in full force and effect without change. All transactions under the Plan after such time shall be executed in accordance with the requirements of section 16 of the Exchange Act and the applicable regulations promulgated thereunder.